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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT
                        Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): November 14, 2001



                         IMAGISTICS INTERNATIONAL INC.
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            (Exact Name of Registrant as Specified in its Charter)


          Delaware                     1-16449                  06-1611068
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(State or Other Jurisdiction   (Commission File Number)       (IRS Employer
     of Incorporation)                                      Identification No.)



               100 Oakview Drive
             Trumbull, Connecticut                                 06611
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    (Address of Principal Executive Offices)                     (Zip Code)




                                (203) 365-7000
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             (Registrant's telephone number, including area code)



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         (Former Name or Former Address, if Changed Since Last Report)



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     ITEM 5.     Other Events.

     The Registrant hereby incorporates by reference herein the information set forth in its Information Statement attached hereto as Exhibit 99.

     ITEM 7(c).  Exhibits.

     Exhibit 99 Imagistics International Inc. ("Imagistics") Information Statement describing the proposed spin-off of Imagistics from Pitney Bowes Inc. dated as of November 14, 2001 and first mailed to stockholders of record on November 23, 2001.


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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             IMAGISTICS INTERNATIONAL INC.



Dated: November 28, 2001                     By:    /s/ Mark S. Flynn
                                                 ------------------------------
                                                 Name:  Mark S. Flynn
                                                 Title: Vice President, General
                                                        Counsel and Secretary

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                               INDEX TO EXHIBITS

Exhibit No.                               Description
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Exhibit 99            Imagistics International Inc. ("Imagistics")
                      Information Statement describing the proposed spin-off of Imagistics from Pitney Bowes Inc. dated November 14, 2001 and first mailed to stockholders of record on November 23, 2001.

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